EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

      As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2003 in the Company's Form 8-K/A for the year ended December 31, 2002, and to all references to our firm included in this Registration Statement.


/s/ Chavez & Koch, CPA's
-----------------------------------

January 27, 2004
Henderson, NV


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